SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                         FORM 8-K/A

                                        CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities  Exchange Act  of 1934

         Date of Report (Date of earliest event reported) :  December 11, 1997


                                    InfoNow Corporation
                (Exact Name of Registrant as specified in its charter)


           Delaware                   0-19813                04-3083360
  (State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)              File Number)         Identification no.)



            1875 Lawrence, Suite 1100 Denver, CO                      80202
           (address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: 303-293-0212

Item 7. Financial Statements and Exhibits

(b)  Pro Forma Financial Information
 On December 11, 1997, InfoNow Corporation (the "Company") sold all the assets of its wholly-owned subsidiary, Cimarron International, Inc. ("Cimarron"), to Cimarron Dog and Pony, Inc. ("Dog and Pony") for a total of $85,000. Dog and Pony is owned by Don Cohen, a director of the Company and the former owner of Cimarron prior to its acquisition by the Company in 1995. This sale transaction included assets of approximately $63,000 consisting of specialized computer equipment and software, of which the Company recognized a book gain of approximately $24,000. Also included in the transaction were approximately $58,500 of accounts receivable which were transferred at full value as recorded on Cimarron's books with no offset for bad debt. Approximately $66,000 of intangible assets related to the business tradename, customer lists, in-process contracts and related unbilled revenues were also included in the transaction. Mr. Cohen also assumed all recorded liabilities of Cimarron which amounted to approximately $51,000, consisting of approximately $13,000 of accounts payable and $37,000 of other accrued liabilities. As part of the sale transaction, the Company executed an earnout agreement which provides that Dog and Pony shall pay 25% of all quarterly gross profits in excess of $116,500 to the Company until the earlier of: (i) March 31, 2001, or (ii) until payments total $100,000.

 The Company also executed a cost sharing agreement with Dog and Pony which provides that the Company shall provide certain administrative services for $12,000 per month. This agreement expires in March 31, 1998, and can be extended by mutual agreement of both parties.

 After execution of this transaction, the Company ceased all operations of its subsidiary Cimarron and liquidated the subsidiary on December 19, 1997.

 The following unaudited pro forma consolidated balance sheet gives effect to the Company's sale of 100% of its interest in its subsidiary Cimarron as if it had occurred on September 30, 1997.

 The following unaudited pro forma consolidated income statements for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the disposition of Cimarron as if it had occurred on January 1, 1996. The unaudited pro forma consolidated financial information and notes thereto do not purport to represent what the Company's results would actually have been if such transactions had in fact occurred on such date.

 The pro forma adjustments are based upon currently available information and upon certain assumed circumstances. The unaudited pro forma consolidated financial information and explanatory notes should be read in conjunction with the consolidated financial information filed by the Company with the Securities and Exchange Commission.


                                     INFONOW CORPORATION

                             Proforma Balance Sheet (unaudited)
                                  As of September 30, 1997
                                 (US dollars, in thousands)

                             As reported on                   Other
                                Form 10Q       Cimarron    Adjustments  ProForma

Assets:

Cash                                   424          (61)     85  (B)      448
Accounts receivable                    138          (73)                   65
Other current assets                    41           (6)                   35
Property and Equipment, net            779          (45)                  734
Capitalized SW Development             211            -                   211
Investment in Cimarron                   -            -     (25) (A)      (25)
                                                            296  (C)      296
                                                           (271) (B)     (271)
                                                                            -
Other assets and deferred charges        9             -          -         9
                                     _____         _____    ________    _____
Total Assets                         1,602         (185)          85    1,502
                                     _____         _____    ________    _____
                                     _____         _____    ________    _____

Liabilities and Stockholder's Equity

Accounts payable
 and accrued liabilities               412          (31)                  381
Note payable - current                 224            -                   224
Intercompany Accounts                    -           25      (25) (A)       -
Deferred Compensation                   23           (2)                   21
Capital lease obligation - current       5            -                     5
Unearned revenue                        80          (19)                  161
Current income taxes payable             -            -                     -
                                      ____          ____      _______     ___
Total current liabilities              844          (27)                  792

Notes payable - long term               53            -                    53
Capital lease obligations -
 long term                               6            -                     6
Total Liabilities                       59            -                    59
                                      ____         ____                  ____

Common Stock                             5           50      (50) (C)       5

Additional paid in capital          21,908                             21,908

Retained Earnings (deficit)        (21,214)        (108)     246  (C) (21,262)
                                                            (186) (B)

                                   _______         _____    _________  ______
Total Stockholders' Equity             699          (58)                  651

Total Liabilities and              _______         _____    _________  ______
 Stockholders' Equity                1,602          (85)         (15)   1,502
                                   _______         _____    _________   _____
                                   _______         _____    _________   _____

(A) Eliminate intercompany balances

(B) Disposal of Cimarron through cash receipt of $85,000

(C) Reverse Cimarron elimination entry


                                 INFONOW CORPORATION

                        Proforma Income Statement (unaudited)
                              As of September 30, 1997
                             (US dollars, in thousands)

                         As reported on                    Other
                             Form 10Q       Cimarron    Adjustments    ProForma
Revenue                        1,442             (753)                    689

Cost of sales                  1,591             (399)      (51) (A)    1,141
Selling general and
 administrative                1,430             (155)     (160) (C)    1,115
Impairment of Long-lived
 asset                           499                -      (862) (B)     (363)
                               _____             _____     _________    _____
Expenses                       3,520             (554)                  1,893

Net loss from operations      (2,078)            (199)                 (1,204)

OTHER INCOME (EXPENSE)

Interest income (expense), net    14                -                      14
                              _______           ______      _________  _______
NET LOSS                      (2,064)           (199)                  (1,190)
                              _______           ______      _________  _______
                              _______           ______      _________  _______

Net loss per common share      (0.38)                                   (0.22)

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING         5,434,214                                5,434,214
                           _________                                _________
                           _________                                _________

EXPLANATION FOR ADJUSTMENTS

(A) Reversal of recorded goodwill amortization recorded from January 1, 1997 to September 30, 1997

(B)  Reverse write-off of Cimarron Goodwill

(C) Reversal of Cimarron overhead


                                     INFONOW CORPORATION

                           Proforma Income Statement (unaudited)
                                  As of December 31, 1996
                                (US dollars, in thousands)

                          As reported on                 Other
                             Form 10K      Cimarron    Adjustments    ProForma
Revenue                       2,206          (1,082)                    1,124

Cost of sales                 1,104            (433)                      671
Selling general and
 administrative               2,619            (424)       (68) (A)     1,914
                                                          (213) (B)
Impairment of Long-
  lived asset                 1,540               -                     1,540
                              _____            _____      _________     _____
Expenses                      5,263            (857)                    4,125

Net loss from operations     (3,057)           (225)                   (3,001)

OTHER INCOME (EXPENSE)

Loss on disposition
 of assets                      (15)             (1)                     (16)
Interest income (expense),
 net                            (20)              -                      (20)
                             _______           _____      __________  _______

NET LOSS                     (3,092)           (226)                  (3,037)
                            ________           _____      __________  _______
                            ________           _____      __________  _______

Net loss per common share     (0.86)                                   (0.85)

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING        3,587,128                                3,587,128
                          _________                                _________
                          _________                                _________

EXPLANATION FOR ADJUSTMENTS

(A) Reversal of recorded goodwill amortization recorded from January 1, 1996 to December 31, 1996

(B) Reversal of Cimarron overhead


SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated : February 6, 1998

	INFONOW CORPORATION
	(Registrant)


	/s/ Kevin D. Andrew
	Kevin D. Andrew
	Vice President and Chief Financial Officer
	(Principal Financial and Accounting Officer)